SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) May 31, 2001

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VISION TWENTY-ONE, INC.
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(Exact Name of Registrant as Specified in Its Charter)

FLORIDA	0-22977	59-3384581
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(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

120 West Fayette Street-Suite 700
Baltimore, Maryland 21201
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(Address of Principal Executive Offices) (Zip Code)

(410)752-0121 - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - (Registrant's Telephone Number, Including Area Code)

ITEM 5. OTHER MATTERS.

Effective May 31, 2001, Vision Twenty-One, Inc. (the "Company") entered into a Second Amendment (the "Second Amendment") to the Amended and Restated Credit Agreement dated November 10, 2000, as amended by First Amendment dated as of March 31, 2001, among the Company, Bank of Montreal as Agent, and the other Lenders party thereto (collectively, the "lenders". The Second Amendment (i) extended the date by which the Company is required to dissolve or merge out of existence its dormant subsidiaries (the "Dormant Subsidiary Mergers") to July 15, 2001, (ii) extended the date by which the Company is required to obtain the approval of its shareholders (the "Shareholder Approval") of an increase in the authorized shares of the Company's capital stock or reserve sufficient shares of authorized capital stock to satisfy its obligations to the Lenders, to July 15, 2001, and (iii) waived the requirement for the fiscal quarter ending December 31, 2000 for a review and summary of incurred but not reported managed care claims separate from the year end review included in the report of the Company's auditors. Effective May 31, 2001 the Company also entered into a Second Amendment to the Convertible Note Agreement, Warrant Agreement, and Warrants providing for the extension of the date by which the Dormant Subsidiary Mergers are to be complete and the Shareholder approval is to be obtained, to July 15, 2001.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
Exhibits
(c)The Exhibits to this Report are listed in this Exhibit Index set forth elsewhere herein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISION TWENTY-ONE, INC.

By: /s/ Richard W. Jones
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Richard W. Jones
Its: Chief Financial Officer

Dated: June 22, 2001

INDEX TO EXHIBITS

EXHIBIT

NUMBER EXHIBIT

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4.39*	Amended and Restated Credit Agreement dated as of November 10, 2000 among Vision Twenty-One, Inc., the Lenders party hereto and Bank of Montreal as Agent. (31)
4.40*	Convertible Note Agreement dated as of November 10, 2000 Re: $6,385,000 7% convertible Senior Secured Notes Due October 31, 2003. (31)
4.41*	Registration Rights Agreement dated as of November 10, 2000 among Vision Twenty-One, Inc., and the Lenders party hereto. (31)
4.42*	Warrant Agreement dated as of November 10, 2000 Re: Class A Warrants to Purchase Common Stock, Class B Warrants to purchase Common Stock. (31)
4.43*	First Amendment to Amended and Restated Credit Agreement dated as of March 31, 2001, among Vision Twenty-One, Inc., the Lenders party hereto, and Bank of Montreal as Agent. (32)
4.44*	First Amendment to Convertible Note Agreement, Warrant Agreement and Warrants dated as of March 31, 2001 among Vision Twenty-One, Inc., the Lenders party hereto, and Bank of Montreal as Agent. (32)
4.45	Second Amendment to Amended and Restated Credit Agreement dated as of March 31, 2001, among Vision Twenty-One, Inc., the Lenders party hereto, and Bank of Montreal as Agent.
4.46	Second Amendment to Convertible Note Agreement, Warrant Agreement, And Warrants dated as of May 31, 2001, among Vision Twenty-One, Inc., the Lenders party hereto, and Bank of Montreal as Agent.
10.96*	Amended and Restated Credit Agreement dated as of November 10, 2000 among Vision Twenty-One, Inc., the Lenders party hereto and Bank of Montreal as Agent. (31)
10.97*	Convertible Note Agreement dated as of November 10, 2000 Re: $6,385,000 7% convertible Senior Secured Notes Due October 31, 2003. (31)
10.98*	Registration Rights Agreement dated as of November 10, 2000 among Vision Twenty-One, Inc., and the Lenders party hereto. (31)
10.99*	Warrant Agreement dated as of November 10, 2000 Re: Class A Warrants to Purchase Common Stock, Class B Warrants to purchase Common Stock. (31)
10.112*	First Amendment to Amended and Restated Credit Agreement dated as of March 31, 2001, among Vision Twenty-One, Inc., the Lenders party hereto, and Bank of Montreal as Agent. (32)
10.113*	First Amendment to Convertible Note Agreement, Warrant Agreement and Warrants dated as of March 31, 2001 among Vision Twenty-One, Inc., the Lenders party hereto, and Bank of Montreal as Agent. (32)
10.114

Second Amendment to Amended and Restated Credit Agreement dated as of May 31, 2001, among Vision Twenty-One, Inc., the Lenders party hereto, and Bank of Montreal as Agent. (Filed as Exhibit 4.45 to this Report).

10.115

Second Amendment to Convertible Note Agreement, Warrant Agreement, And Warrants dated as of May 31, 2001, among Vision Twenty-One, Inc., the Lenders party hereto, and Bank of Montreal as Agent. (Filed as Exhibit 4.46 to this Report).

* Previously filed as an Exhibit in the Company filing identified in the footnote following the Exhibit description and incorporated herein by reference.
(31)	Form 8-K filed December 5, 2000
(32)	Form 10-K filed April 17, 2001.